UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





      DATE OF REPORT (Date of earliest event reported):  APRIL 10, 1998

                    FIRST NBC CREDIT CARD MASTER TRUST
                         (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
            (Exact name of registrant as specified in its charter)




UNITED STATES                  333-24023                  72-0269760
(State or other          (Commission File Number)      (IRS Employer
jurisdiction                                           Identification Number)
of incorporation)




                210 BARONNE ST., NEW ORLEANS, LOUISIANA 70112
             (Address of principal executive offices - Zip Code)



      Registrant's telephone number, including area code:  (504) 623-1371


                                    N/A
         (Former name or former address, if changed since last report)




     ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                     ----------------------------------

         (c) Exhibits

   Exhibit No.                   Document Description
 ---------------             -------------------------------
     20.1                    Monthly Servicer's Certificate,
                             Series 1997-1
     20.2                    Monthly Holders' Statement, Series
                             1997-1

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    FIRST NATIONAL BANK OF COMMERCE
                    -------------------------------
                         (Registrant)


                         By:   /S/ THOMAS L. CALLICUTT, JR.
                              --------------------------------------
                              Thomas L. Callicutt, Jr.
                              First Commerce Corporation
                              Executive Vice President, Controller and
                              Principal Accounting Officer




Dated: April 17, 1998



                                INDEX TO EXHIBITS


   Exhibit                                                                 Sequential
     No.                  Document Description                             Page No.
   -------         ------------------------------------------            -----------
    20.1              Monthly  Servicer's  Certificate,                     5
                      Series  1997-1
    20.2              Monthly  Holders'  Statement,  Series                10
                      1997-1